UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 19, 2013

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(I.R.S. Employer Identification No.)

3333 8th Street SE, 3rd Floor, Calgary Alberta, T2G 3A4

(Address of principal executive offices)(Zip Code)

(403) 776-1950

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE PREPARATION AND FILING OF RESTATED FINANCIAL STATEMENTS AND PERIODIC REPORTS, ASSESSMENT OF INTERNAL CONTROL DEFICIENCIES AND CONSIDERATION OF MEASURES TO ADDRESS THE ACCOUNTING AND CONTROL ISSUES NOTED HEREIN. THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE THE RISK THAT ADDITIONAL INFORMATION MAY BECOME AVAILABLE IN PREPARING AND REVIEWING THE FINANCIAL STATEMENTS WOULD REQUIRE THE COMPANY TO MAKE ADDITIONAL CORRECTIONS, THE COST, TIME AND EFFORT REQUIRED TO COMPLETE THE RESTATEMENT OF THE FINANCIAL STATEMENTS, THE RAMIFICATIONS OF THE COMPANY'S POTENTIAL INABILITY TO TIMELY FILE PERIODIC AND OTHER REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING POTENTIAL DELISTING OF THE COMPANY'S COMMON STOCK ON NASDAQ AND THE RISK OF LITIGATION OR GOVERNMENTAL INVESTIGATIONS OR PROCEEDINGS RELATING TO THESE MATTERS, AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 2.02. Results of Operations and Financial Condition.

On August 20, 2013, SAExploration Holdings, Inc. (the “Company”) issued a press release stating that on August 19, 2013, the Company had reached a determination to restate its previously-filed interim financial statements for the first quarter of 2013, and concluded that such financial statements should no longer be relied upon because of errors in the financial statements. See Item 4.02 below for additional information about the restatement and related matters.

A copy of the Company’s press release announcing the restatement and related matters is attached hereto as Exhibit 99.1 and incorporated by reference herein. Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On August 19, 2013, the Company made a determination to restate its previously-filed interim financial statements for the quarter ended March 31, 2013, to correct misstatements in the accounting for certain of the Company’s expenses. The Company reached the determination to restate the financial statements for the quarter ended March 31, 2013, following management’s discussion of the matter with the audit committee of the Company’s board of directors, and management’s and the audit committee’s discussions with the Company’s independent registered public accounting firm. In connection with that discussion, on August 19, 2013, the Company’s management and audit committee determined that investors should not rely upon the Company’s previously released financial statements for the first quarter of 2013.

The restatement results from information that came to the Company’s attention in connection with the preparation and review of its Form 10-Q for the quarter ended June 30, 2013. The Company is continuing to work to resolve questions associated with certain adjustments to direct operating expenses between the first and second quarters of 2013. Although the review is ongoing and additional items may need to be included in the restatement, certain adjustments have been identified relating to SAE’s operations in Papua New Guinea. These adjustments will change the allocation of direct operating expenses between the first and second quarters of 2013. SAE believes that these adjustments will decrease direct operating expenses for the first quarter of 2013. Because of the time involved in restating its first quarter financial statements, the Company will not timely file its Quarterly Report Form 10-Q for the quarter ended June 30, 2013.

The Company’s financial statements for the quarter ended March 31, 2013, were included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 28, 2013, which incorporated such financial statements by reference to the Trio Merger Corp. proxy statement/information statement dated May 31, 2013, relating to the completion of the merger of the company formerly known as SAExploration Holdings, Inc. with and into a wholly-owned subsidiary of the Company. The Company will amend that Form 8-K to reflect the restatement of those financial statements. It expects to file the first quarter amendment on Form 8-K/A and its Form 10-Q for the quarter ended June 30, 2013, as soon as possible.

In connection with the restatement, the Company is in the process of evaluating deficiencies in its internal control over financial reporting. As part of this evaluation, management may determine that a deficiency associated with the accounting for its Papua New Guinea operations constitutes a material weakness. The Company has begun taking immediate steps to remediate this potential deficiency and intends to take further action to remediate any other deficiencies that are identified as part of its evaluation of its internal control over financial reporting, which may include centralizing its accounting operations at one location.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2013	SAExploration Holdings, Inc.
	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Press Release dated August 20, 2013.